Prepaid Expense and Other Assets - Summary of Prepaid Expense and Other Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
Prepaid Expense and Other Assets
Fund receivable from external payment network providers	¥ 59,929		¥ 54,801
Advances to suppliers	40,982		121,835
Prepayments and deposits	87,444		169,575
Value-added tax recoverable	14,607		11,757
Option exercise proceeds receivable and withholding IIT	6,477		4,390
Receivables from disposed subsidiaries	4,323
Claims receivable on behalf of insurers	1,457		1,415
Others	29,606		30,702
Total	244,825		394,475
Less: impairment provision	(40,000)		(39,372)	¥ (39,000)
Less: allowance for doubtful accounts	(14,979)		(12,635)
Prepaid expense and other assets, net	¥ 189,846	$ 26,738	¥ 342,468